                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) NOVEMBER 22, 2004 (NOVEMBER 16,
2004)

                           NEWCASTLE INVESTMENT CORP.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    MARYLAND                         001-31458                  81-0559116
---------------               ------------------------       ------------------
(State or other               (Commission File Number)         (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

1251 AVENUE OF THE AMERICAS, 16TH FLOOR, NEW YORK, NY                 10020
-----------------------------------------------------              ----------
       (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code   (212) 798-6100
                                                     --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

         On November 16, 2004, Newcastle Investment Corp. (the "Company") entered into an Underwriting Agreement and a Terms Agreement among the Company, Fortress Investment Group LLC and Lehman Brothers Inc. for the issuance and sale by the Company of 1,625,000 shares of its common stock. The common stock is being sold pursuant to an effective shelf registration statement. Copies of the underwriting agreement and the terms agreement are filed as Exhibits 1.1 and 1.2 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

      (c)         Exhibits

                  1.1      Underwriting  Agreement,  dated November 16, 2004, by
                           and  among  Newcastle   Investment  Corp.,   Fortress
                           Investment Group LLC and Lehman Brothers Inc.

                  1.2 Terms Agreement, dated November 16, 2004, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Lehman Brothers Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEWCASTLE INVESTMENT CORP.
                                              --------------------------
                                              (Registrant)

Date:  November 22, 2004                      By:  /S/ RANDAL A. NARDONE
                                                   ------------------------
                                                   Name:  Randal A. Nardone
                                                   Title: Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
----------        -----------

1.1 Underwriting Agreement, dated November 16, 2004, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Lehman Brothers Inc.

1.2 Terms Agreement, dated November 16, 2004, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Lehman Brothers Inc.